UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2013

ALTEGRIS WINTON FUTURES FUND, L.P.
(Exact name of registrant as specified in its charter)

COLORADO	000-53348	84-1496732
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

c/o ALTEGRIS PORTFOLIO MANAGEMENT, INC.
1202 Bergen Parkway Suite 212
Evergreen, Colorado 80439
(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 459-7040

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 16, 2013, Robert Amedeo, Richard Pfister and Gurinder Ahluwalia resigned as directors of Altegris Portfolio Management, Inc., general partner of the Registrant (the "General Partner").

Effective August 16, 2013, Kenneth McGuire, Chief Operating Officer of the General Partner, was elected as a director of the General Partner by the sole shareholder of the General Partner.  The General Partner is not aware of any transaction requiring disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 22, 2013

ALTEGRIS WINTON FUTURES FUND, L.P.

By: ALTEGRIS PORTFOLIO MANAGEMENT, INC. (d/b/a Altegris Funds), its general partner

By:	/s/ Matthew C. Osborne
Name: Matthew C. Osborne
Title: Executive Vice President